AMENDMENT TO TRANSACTION DOCUMENTS AGREEMENT


     Agreement made this 27th day of June, 2005 ("Amendment") among GTC Telecom Corp., a Nevada corporation (the "Company"), and the signators hereto who are Subscribers under a certain Subscription Agreement with the Company dated May 23, 2005 ("Subscribers").

     For good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreement).

     2. The Company and the Subscribers hereby agree to amend the Transaction Documents to reflect the additional Purchase Price ("Additional Purchase Price") as set forth on Schedule A hereto. Purchase Price shall mean the aggregate of the Purchase Price in connection with the May 23, 2005 Closing Date and the Additional Purchase Price.

     3. An additional Closing (the "Second Closing") shall take place on or before July 5, 2005 (the "Second Closing Date") in connection with the Additional Purchase Price, Additional Shares, Notes and Warrants, upon satisfaction of all conditions to Closing set forth in the Transaction Documents and in this Amendment. The net amount of the Additional Purchase Price after deduction of the original issue discount and all documents to be delivered hereunder will be deposited and held with the Escrow Agent and released pursuant to the Escrow Agreement. The Initial Shares, Notes and Warrants to be delivered on the Second Closing Date are included in the definition of "Securities" in the Subscription Agreement.

     4. All the representations and warranties made by the Company contained in the Transaction Documents as of the Closing Date are hereby made by the Company as of the Second Closing Date, as if said representations and warranties were also made and given on such Second Closing Date.

     5. All the representations and warranties made by the Subscribers contained in the Transaction Documents as of the Closing Date are hereby made by the Subscribers as of the Second Closing Date, as if said representations and warranties were also made and given on such Second Closing Date.

     6. All of the covenants and conditions set forth in Sections 5, 7, 8, 9, 10, 11 and 12 of the Subscription Agreement in relation to the Closing Date, Notes, Initial Shares, and Warrant are hereby adopted and renewed by the Company as of the Second Closing Date.

     7. On or before the Second Closing Date, the Company will deliver to the Subscribers Notes, Additional Shares, and Warrants issued as of the Second Closing Date in the amounts set forth on Schedule A hereto in connection with the Additional Purchase Price which the Subscribers will deposit with the Escrow Agent on or before the Second Closing Date.

     8. The Filing Date and Effective Date for all Registrable Securities, including all Registrable Securities relating to the Additional Purchase Price, Initial Shares, Notes and Warrants to be issued on the Second Closing Date shall be fifteen (15) days and one hundred and twenty (120) days, respectively, as calculated from the Second Closing Date.

     9. The Maturity Date of the Notes to be issued on the Second Closing Date will be the same as the Maturity Date of the Notes issued on the Closing Date.

     10. The Warrants to be issued on the Second Closing Date will be identical to the Warrants issued on the Closing Date except as to the Issue Date and Expiration Date.

     11. On or before the Second Closing Date, the Company will deliver to the Subscribers the legal opinion described in Section 6 of the Subscription Agreement in relation to the Second Closing, Additional Purchase Price, Notes, Additional Shares and Warrants to be delivered on the Second Closing Date, which opinion will be substantively identical to the legal opinion delivered in connection with the Closing.

     11. On or before the Second Closing Date, the Subsidiaries will deliver to the Subscribers an executed Guaranty Agreement in the form annexed hereto as
Exhibit  1.

     12. In connection with the Additional Purchase Price, the Broker will receive cash Broker's Fees and Broker's Warrants in the same proportion as received in connection with the May 23, 2005 Closing.

     13. The attorney for the Subscribers will receive additional Legal Fees of $6,250 which will be payable on the Second Closing Date out of the Escrowed Payment (as defined in the Escrow Agreement).

     14. The signators hereto acknowledge and agree that the Security Agreement and Collateral Agent Agreement executed by the Company, Subsidiaries, Subscribers and Collateral Agent relate to the Additional Purchase Price as if such Additional Purchase Price had been paid and released to the Company on the May 23, 2005 Closing Date. The Collateral Agent is authorized to make additional security interest filings at the discretion of the Collateral Agent.

     15. The parties hereto agree to expeditiously proceed with the Second Closing.

     16. All other terms of the Transaction Documents shall remain in full force and effect and govern this Agreement.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

"COMPANY"                              "THE  COLLATERAL  AGENT"
GTC  TELECOM  CORP.                    BARBARA  R.  MITTMAN
a  Nevada  corporation

By:  /s/ Eric Clemons___               __/s/ Barbara Mittman___________
Its: _President_________


"SUBSIDIARY"                           "SUBSIDIARY"
CURBSIDE  COMMUNICATIONS,  INC.        PERFEXA  SOLUTIONS,  INC.
A  Nevada  corporation                 A  Nevada  corporation

By: _/s/ Gerald DeCiccio_________      By:__/s/ Eric Clemons___________
Its:_President__________________       Its:_President__________________




                                 "SUBSCRIBERS":


__[signature illegible]________         _/s/ Jeffrey M. Haas_________
ALPHA  CAPITAL  AKTIENGESELLSCHAFT      DCOFI  MASTER  LDC


__/s/ Steven Geduld_____________        __/s/ Murray Todd______________
SCG  CAPITAL,  LLC                      SILVER  OAK  INVESTMENTS,  INC.


__/s/ Wilhelm Unger____________       ___/s/ Grushko & Mittman PC_____
ELLIS  INTERNATIONAL  LTD.              GRUSHKO  &  MITTMAN,  P.C.
                                        Escrow  Agent



SCHEDULE  A  TO  AMENDMENT



SUBSCRIBER                      ADDITIONAL        NOTE         ADDITIONAL  CLASS A    CLASS B
                                PURCHASE          PRINCIPAL    SHARES      WARRANTS   WARRANTS
                                PRICE
                                (PAYMENT AFTER
                                ORIGINAL ISSUE
                                DISCOUNT)
-----------------------------------------------------------------------------------------------

ALPHA CAPITAL                   $     200,000.00  $235,296.00     470,592  1,411,776  1,176,480
AKTIENGESELLSCHAFT
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196

DCOFI MASTER LDC                $     300,000.00  $352,941.00     705,882  2,117,646  1,764,705
830 Third Avenue, 14th Floor
New York, NY 10022
Fax: (212) 922-2081

SCG CAPITAL, LLC                $     125,000.00  $147,059.00     294,118    882,354    735,295
19495 Biscayne Boulevard,
Suite 608
Aventura, FL 33180
Attn: Steven Geduld, President
Fax: (305) 466-4415

SILVER OAK INVESTMENTS, INC.    $     100,000.00  $117,648.00     235,296    705,888    588,240
350 California Street, Suite
1750

San Francisco, CA 94104
Fax: (415) 217-7072

ELLIS INTERNATIONAL LTD.        $      50,000.00  $ 58,824.00     117,648    352,944    294,120
53rd Street Urbanizacion
Obarrio
Swiss Tower, 16th Floor,
Panama
Republic of Panama
Fax: (516) 887-8990
TOTAL                           $        775,000  $911,768.00   1,823,536  5,470,608  4,558,840


                                    EXHIBIT 1

                               GUARANTY AGREEMENT


1.     Identification.

     This Guaranty Agreement (the "Guaranty"), dated as of [SECOND CLOSING DATE], is entered into by and between Curbside Communications, Inc., a Nevada corporation, Perfexa Solutions, Inc., a Nevada corporation (each referred to as "Guarantor" herein) and Barbara Mittman, as collateral agent acting in the manner and to the extent described in the Collateral Agent Agreement defined below (the "Collateral Agent"), for the benefit of the parties identified on Schedule A hereto (each a "Lender" and collectively, the "Lenders").

2.     Recitals.

     2.1 Curbside Communications, Inc. is a direct or indirect wholly-owned subsidiary of GTC Telecom Corp., a Nevada corporation ("GTC Telecom"). Perfexa Solutions, Inc. is a 97% owned subsidiary of GTC Telecom. The Lenders have made and are making loans to GTC Telecom (the "Loans"). Guarantor will obtain substantial benefit from the proceeds of the Loans.

     2.2 The Loans are and will be evidenced by certain convertible promissory notes (each a "Convertible Note" and collectively, the "Convertible Notes") issued by GTC Telecom on or about the date of this Agreement pursuant to subscription agreements and an Amendment to Transaction Documents Agreement (collectively herein "Subscription Agreements"). The Convertible Notes are further identified on Schedule A hereto and were and will be executed by GTC Telecom as "Borrower" or "Debtor" for the benefit of each Lender as the "Holder" or "Lender" thereof.

     2.3 In consideration of the Loans made by Lenders to GTC Telecom and for other good and valuable consideration, and as security for the performance by GTC Telecom of its obligations under the Convertible Notes and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Convertible Notes, Subscription Agreements, Collateral Agent Agreement and any other agreement between or among them relating to the foregoing (collectively, the "Obligations"), Guarantor, for good and valuable consideration, receipt of which is acknowledged, has agreed to enter into this Agreement with the Collateral Agent, for the benefit of the Lenders. Obligations include all future advances by Lenders to GTC Telecom made by all Lenders on substantially the same terms and in proportion to their interests in the Obligations.

     2.4 The Lenders have appointed Barbara Mittman as Collateral Agent pursuant to that certain Collateral Agent Agreement dated at or about [SECOND CLOSING DATE] ("Collateral Agent Agreement"), among the Lenders and Collateral Agent.

3.     Guaranty.

     3.1 Guaranty. Guarantors hereby unconditionally and irrevocably guarantee jointly and severally the punctual payment, performance and observance when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any insolvency, bankruptcy or reorganization of GTC Telecom, whether or not constituting an allowed claim in such proceeding), fees, commissions, expense reimbursements, liquidated damages, indemnifications or otherwise (such obligations, to the extent not paid by GTC Telecom being the "Guaranteed Obligations"), and agrees to pay any and all costs, fees and expenses (including reasonable counsel fees and expenses) incurred by Collateral Agent and the Lenders in enforcing any rights under the guaranty set forth herein. Without limiting the generality of the foregoing, Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by GTC Telecom to Collateral Agent and the Lenders, but for the fact that they are unenforceable or not allowable due to the existence of an insolvency, bankruptcy or reorganization involving GTC Telecom.

     3.2     Guaranty  Absolute.  Guarantor  guarantees  that  the  Guaranteed
Obligations will be paid strictly in accordance with the terms of the Convertible Notes, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Collateral Agent or the Lenders with respect thereto. The obligations of Guarantor under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor to enforce such obligations, irrespective of whether any action is brought against GTC Telecom or any other Guarantor or whether GTC Telecom or any other Guarantor is joined in any such action or actions. The liability of Guarantor under this Agreement constitutes a primary obligation, and not a contract of surety, and shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of the Convertible Notes or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Convertible Notes, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to GTC Telecom or otherwise;

     (c) any taking, exchange, release, subordination or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of GTC Telecom; or

          (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by Collateral Agent or the Lenders that might otherwise constitute a defense available to, or a discharge of, GTC Telecom or any other guarantor or surety.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Collateral Agent, the Lenders or any other entity upon the insolvency, bankruptcy or reorganization of the GTC Telecom or otherwise (and whether as a result of any demand, settlement, litigation or otherwise), all as though such payment had not been made.

     3.3 Waiver. Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that Collateral Agent or the Lenders or exhaust any right or take any action against any Borrower or any other person or entity or any Collateral. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 3.3 is knowingly made in contemplation of such benefits. Guarantor hereby waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     3.4 Continuing Guaranty; Assignments. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement, the Subscription Agreements and Convertible Notes, (b) be binding upon Guarantor, its successors and assigns and
(c) inure to the benefit of and be enforceable by Collateral Agent and the Lenders and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Collateral Agent and any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Convertible Notes owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Collateral Agent or Lender herein or otherwise.

     3.5 Subrogation. No Guarantor will exercise any rights that it may now or hereafter acquire against the Collateral Agent or any Lender or other Guarantor (if any) that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Agreement, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Collateral Agent or any Lender or other Guarantor (if any), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Agreement shall have been indefeasibly paid in full in cash. If (i) any Guarantor shall make payment to Collateral Agent, or the Lenders of all or any part of the Guaranteed Obligations, and (ii) of all or any of the Guaranteed Obligations and all other amounts payable under this Agreement such payments shall be paid in full in cash.

     3.6 Maximum Obligations. Notwithstanding any provision herein contained to the contrary, Guarantor's liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by Lenders from Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

     4.     Miscellaneous.

     4.1 Expenses. Guarantor shall pay to the Collateral Agent, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Collateral Agent may incur in connection with (a) exercise or enforcement of any the rights, remedies or powers of the Collateral Agent hereunder or with respect to any or all of the Obligations; or (b) failure by Guarantor to perform and observe any agreements of Guarantor contained herein which are performed by the Collateral Agent.

     4.2 Waivers, Amendment and Remedies. No course of dealing by the Collateral Agent and no failure by the Collateral Agent to exercise, or delay by the Collateral Agent in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Collateral Agent. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Collateral Agent, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Collateral Agent from time to time in such order as the Collateral Agent may elect.

     4.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To  GTC  Telecom  and
Guarantor,  to:               GTC  Telecom  Corp.
                              3151  Airway  Avenue,  Suite  P-3
                              Costa  Mesa,  CA  92626
                              Attn:  Vi  Bui,  Esq.
                              Fax:  (714)  549-7707


To  Lenders:                  To the addresses and telecopier  numbers set
                              forth on Schedule  A


To  the  Collateral  Agent:   Barbara  R.  Mittman
                              Grushko  &  Mittman,  P.C.
                              551  Fifth  Avenue,  Suite  1601
                              New  York,  New  York  10176
                              Fax:  (212)  697-3575

Any party may change its address by written notice in accordance with this paragraph.

     4.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Collateral Agent, for the benefit of the Lenders and their respective successors and assigns. All the rights and benefits granted by Guarantor to the Collateral Agent and Lenders hereunder and other agreements and documents delivered in connection therewith are deemed granted to both the Collateral Agent and Lenders. Upon the payment in full of the Obligations, (i) this Agreement shall terminate and (ii) Collateral Agent will, upon Guarantor's request and at Guarantor's expense, execute and deliver to Guarantor such documents as Guarantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

     4.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

     4.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against Guarantor with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Guarantor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

     4.7 Satisfaction of Obligations. For all purposes of this Agreement, the payment in full of the Obligations shall be conclusively deemed to have occurred when either the Obligations have been indefeasibly paid in cash or all outstanding Convertible Notes have been converted to common stock pursuant to the terms of the Convertible Notes and the Subscription Agreements.

     4.8 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Guaranty Agreement, as of the date first written above.

"GUARANTOR"                         "GUARANTOR"
CURBSIDE  COMMUNICATIONS,  INC.      PERFEXA  SOLUTIONS,  INC.
A  Nevada  corporation               A  Nevada  corporation


By:  _/s/ Gerald DeCiccio_______     By:__Eric Clemons____________________
Its:  President_________________     Its:_President_______________________

"THE  COLLATERAL  AGENT"
BARBARA  R.  MITTMAN

_/s/ Barbara Mittman__________________


                             APPROVED BY "LENDERS":



__[signature illegible]_________        _/s/ Jeffrey M. Haas_________
ALPHA  CAPITAL  AKTIENGESELLSCHAFT      DCOFI  MASTER  LDC


________________________________        _______________________________
__/s/ Steven Geduld_____________
SCG  CAPITAL,  LLC


__/s/ Murray Todd______________        __/s/ Wilhelm Unger____________
SILVER  OAK  INVESTMENTS,  INC.         ELLIS  INTERNATIONAL  LTD.




        THIS GUARANTY AGREEMENT MAY BE SIGNED BY FACSIMILE SIGNATURE AND
                 DELIVERED BY CONFIRMED FACSIMILE TRANSMISSION.